Exhibit 10.1	Execution Copy

FIRST AMENDMENT

This First Amendment (this “Amendment”), dated as of November 1, 2011, is by and among The Williams Companies, Inc., a Delaware corporation (“Borrower”), the Lenders party hereto, and Citibank, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and Issuing Banks are parties to that certain Credit Agreement dated as of June 3, 2011 (the “Credit Agreement”; the capitalized terms of which are used herein unless otherwise defined herein);

WHEREAS, the Borrower has requested and the Required Lenders have agreed to amend the Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendment to Credit Agreement.

(a) The definition of “‘consolidated’ or ‘Consolidated’” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “after the WPX Separation, the WPX Entities” and (ii) inserting “after the effectiveness of the WPX Credit Agreement, the WPX Entities” in lieu thereof.

(b) Clause (b) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “after the WPX Separation, the WPX Entities” and (ii) inserting “after the effectiveness of the WPX Credit Agreement, the WPX Entities” in lieu thereof.

(c) Clause (z) of the definition of “Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “after the WPX Separation, Indebtedness of the WPX Entities” and (ii) inserting “after the effectiveness of the WPX Credit Agreement, Indebtedness of the WPX Entities” in lieu thereof.

(d) The proviso in clause (b) of the definition of “Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “(2) after the WPX Separation, the WPX Entities” and (ii) inserting “(2) after the effectiveness of the WPX Credit Agreement, the WPX Entities” in lieu thereof.

(e) The definition of “WPX Separation” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“WPX Separation” means the earliest to occur of (a) the initial public offering of Class A common stock of WPX, (b) the distribution of common stock of WPX through a tax-free spin-off to shareholders of the Borrower and (c) a private sale of WPX’s Equity Interests, and any transaction related thereto (other than under any equity compensation plan); in each case with respect to all or a portion of WPX’s common stock or Equity Interests.

(f) The following defined term is added directly after the definition of “WPX” set forth in Section 1.01 of the Credit Agreement:

“WPX Credit Agreement” means that certain Credit Agreement, dated as of June 3, 2011, by and among WPX Energy, Inc., as Borrower, the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

Section 2. Condition to Effectiveness. This Amendment shall become effective (the “Amendment Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

Section 3. Representations and Warranties. The Borrower hereby represents and warrants that, as of the Amendment Date:

(a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby do not contravene (i) the Borrower’s organizational documents or (ii) any law or any restriction under any material agreement binding on or affecting the Borrower and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.

Section 4. Effect of Loan Document.

(a) The Credit Agreement and the Loan Documents remain in full force and effect, as amended hereby, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, however denominated. After the Amendment Date, any reference to the Credit Agreement in any Loan Document shall be a reference to the Credit Agreement, as amended by this Amendment.

(b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations and warranties under this Amendment may be a Default or Event of Default under other Loan Documents as provided therein.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or electronic transmission (i.e., pdf) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Date.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Rodney J. Sailor
Name:	Rodney J. Sailor
Title:	Vice President & Treasurer

Signature Page to First Amendment – The Williams Companies, Inc.

CITIBANK, N.A.,
Individually and as Administrative Agent and as an Issuing Bank

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-In-Fact

Signature Page to First Amendment – The Williams Companies, Inc.

BARCLAYS BANK PLC,
Individually and as an Issuing Bank

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page to First Amendment – The Williams Companies, Inc.

JPMORGAN CHASE BANK, N.A.,
Individually and as an Issuing Bank

By:	/s/ Muhammad Hasan
Name:	Muhammad Hasan
Title:	Vice President

Signature Page to First Amendment – The Williams Companies, Inc.

BANK OF AMERICA, N.A.,
Individually and as an Issuing Bank

By:	/s/ Benjamin E. Sauter
Name:	Benjamin E. Sauter
Title:	Vice President

Signature Page to First Amendment – The Williams Companies, Inc.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Director

Signature Page to First Amendment – The Williams Companies, Inc.

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Signature Page to First Amendment – The Williams Companies, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK., individually and as an Issuing Bank

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

Signature Page to First Amendment – The Williams Companies, Inc.

WELLS FARGO BANK, N.A.

By:	/s/ Paul V. Farrell
Name:	Paul V. Farrell
Title:	Director

Signature Page to First Amendment – The Williams Companies, Inc.

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

Signature Page to First Amendment – The Williams Companies, Inc.

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page to First Amendment – The Williams Companies, Inc.

MORGAN STANLEY BANK, N.A.

By:	/s/ John Durland
Name:	John Durland
Title:	Authorized Signatory

Signature Page to First Amendment – The Williams Companies, Inc.

GOLDMAN SACHS BANK USA

By:
Name:
Title:

Signature Page to First Amendment – The Williams Companies, Inc.

DEUTSCHE BANK AG NEW YORK BANK

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to First Amendment – The Williams Companies, Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupar Kumar
Name:	Nupar Kumar
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

Signature Page to First Amendment – The Williams Companies, Inc.

BNP PARIBAS

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

Signature Page to First Amendment – The Williams Companies, Inc.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Bruce E. Hernandez
Name:	Bruce E. Hernandez
Title:	Vice President

Signature Page to First Amendment – The Williams Companies, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:
Name:
Title:

Signature Page to First Amendment – The Williams Companies, Inc.

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

Signature Page to First Amendment – The Williams Companies, Inc.

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

Signature Page to First Amendment – The Williams Companies, Inc.

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to First Amendment – The Williams Companies, Inc.

DNB NOR BANK ASA

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment – The Williams Companies, Inc.

COMPASS BANK

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

Signature Page to First Amendment – The Williams Companies, Inc.

BOKF, NA DBA BANK OF OKLAHOMA

By:	/s/ Jessica Johnson
Name:	Jessica Johnson
Title:	Assistant Vice President

Signature Page to First Amendment – The Williams Companies, Inc.